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================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               =================
                                    FORM 8-K
                               =================

            TRANSDIGM INC., TRANSDIGM HOLDING COMPANY, MARATHON POWER
          TECHNOLOGIES COMPANY, CHAMPION AEROSPACE INC., ZMP, INC. AND
                           ADAMS RITE AEROSPACE, INC.

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 31, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

            TRANSDIGM INC., TRANSDIGM HOLDING COMPANY, MARATHON POWER
          TECHNOLOGIES COMPANY, CHAMPION AEROSPACE INC., ZMP, INC. AND
                           ADAMS RITE AEROSPACE, INC.
     (exact name of co-registrant as specified in their respective charters)



               DELAWARE                                                                       13-373378
         ____________________                          333-71397                        ____________________
    (State or other jurisdiction of             Commission File Number             (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)

           26380 Curtiss Wright Parkway, Richmond Heights, Ohio 44143
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               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 289-4939
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              (Registrant's telephone number, including area code)

        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 31, 2001, TransDigm Inc. ("TransDigm"), through its wholly owned subsidiary Aviation Acquisition Corporation (whose name has been subsequently changed to Champion Aerospace Inc. and will be referred to herein as "Champion Aerospace"), acquired (the "Acquisition") substantially all of the assets and certain liabilities of the Champion Aviation Products business from Federal Mogul Ignition Company ("Federal-Mogul"), a wholly owned subsidiary of Federal-Mogul Corporation for approximately $160,130,000 in cash, subject to adjustment based on the level of acquired working capital as of the closing of the Acquisition. The Champion Aviation Products business is engaged in researching, designing, developing, engineering, manufacturing, marketing, distributing and selling ignition systems and related components and other products, including, without limitation, igniters, spark plugs, exciters, ignition leads, oil filters, power supplies and ignition harnesses, for turbine and piston aircraft applications as well as other aerospace engine and industrial applications (the "Aviation Business"). In connection with the Acquisition, Champion Aerospace acquired the manufacturing facility located at 1230 Old Norris Road, Liberty, South Carolina that has been used to operate the Aviation Business. Champion Aerospace will continue to operate the Aviation Business at this location. The Acquisition was effected pursuant to an Asset Purchase Agreement, dated as of April 29, 2001, by and between Champion Aerospace and Federal-Mogul (the "Asset Purchase Agreement").

         On May 31, 2001, TransDigm amended and restated its credit agreement, dated as of December 3, 1998, among TransDigm, TransDigm Holding Company (TransDigm's direct parent, referred to herein as "TransDigm Holdings"), Bankers Trust Company, as administrative agent, Credit Suisse First Boston, as syndication agent and the other lenders that are party thereto (the "Credit Agreement") to provide funding for the Acquisition. As amended, the Credit Agreement provides for a Tranche A facility, a Tranche B facility, a Tranche C facility and a revolving facility. TransDigm contributed $45 million in proceeds from the Tranche B loans, $115 million in proceeds from the Tranche C loans and approximately $2.6 million in proceeds from the additional revolving loans to Champion Aerospace to fund the Acquisition. The revolving facility provides for borrowings for general capital expenditures and operating expenses. The Credit Agreement is subject to certain restrictive covenants and secured by substantially all of the assets of TransDigm Holdings, TransDigm and all of their subsidiaries, including the assets of the Aviation Business.

         Also in connection with the Acquisition, pursuant to an Investment Agreement, dated as of May 31, 2001, by and between First Union Investors, Inc. ("First Union") and TransDigm Holdings (the "Investment Agreement"), TransDigm Holdings issued and sold 15,000 shares of its 16% Cumulative Redeemable Preferred Stock (the "Preferred Stock") and warrants that may be exercisable for shares of TransDigm Holdings' common stock to First Union for a purchase price of $15 million. The terms of the Preferred Stock are set forth in the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of 16% Cumulative Redeemable Preferred Stock of TransDigm Holdings which was filed with the Secretary of State



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of the State of Delaware on May 31, 2001 (the "Certificate of Designations"). A
portion of the proceeds from this sale were used to fund the Acquisition.

         The Asset Purchase Agreement, the Credit Agreement, the Investment Agreement and the Certificate of Designations are incorporated herein by reference and are attached hereto as exhibits, and the above descriptions of those documents and the transactions contemplated thereby are qualified in their entirety by reference to those exhibits. Reference is hereby made to TransDigm's press release dated May 31, 2001 which is attached hereto as Exhibit 99.1 and also incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         The financial statements required by this Item are not included herein but will be filed by amendment not later than 60 days after the date that this report must be filed.

(b)      Pro Forma Financial Information.

         The financial statements required by this Item are not included herein but will be filed by amendment not later than 60 days after the date that this report must be filed.

(c)      Exhibits.

2.1 Asset Purchase Agreement, dated as of April 29, 2001, by and between Aviation Acquisition Corporation and Federal-Mogul Ignition Company. (Incorporated herein by reference to Exhibit 2.1 to TransDigm Holdings's Form 10-Q for the period ended March 31, 2001). (File No. 1631079).

3.1 Restated Certificate of Incorporation, filed on May 31, 2001, of TransDigm Holding Company.

4.1 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and
         Qualifications, Limitations and Restrictions Thereof of 16% Cumulative Redeemable Preferred Stock of TransDigm Holding Company.

4.2 Amended and Restated Credit Agreement, dated as of December 3, 1998 and amended and restated as of May 31, 2001, by and among TransDigm Holding Company, TransDigm Inc., various lending institutions party thereto, Credit Suisse First Boston, as Syndication Agent and Bankers Trust Company, as Administrative Agent.

4.3 Investment Agreement, dated as of May 31, 2001, by and between TransDigm Holding Company and First Union Investors, Inc.




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99.1     Press Release dated May 31, 2001.































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the co-registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSDIGM INC.


                                      By:      /s/ Gregory Rufus
                                              ---------------------------------
                                               Name:    Gregory Rufus
                                               Title:   Chief Financial Officer

                                      TRANSDIGM HOLDING COMPANY


                                      By:      /s/ Gregory Rufus
                                              ---------------------------------
                                               Name:    Gregory Rufus
                                               Title:   Chief Financial Officer


                                      MARATHON POWER TECHNOLOGIES COMPANY


                                      By:      /s/ Gregory Rufus
                                              ---------------------------------
                                               Name:    Gregory Rufus
                                               Title:   Chief Financial Officer


                                      CHAMPION AEROSPACE INC.


                                      By:      /s/ Gregory Rufus
                                              ---------------------------------
                                               Name:    Gregory Rufus
                                               Title:   Chief Financial Officer


                                      ZMP, INC.


                                      By:      /s/ Gregory Rufus
                                              ---------------------------------
                                               Name:    Gregory Rufus
                                               Title:   Chief Financial Officer





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                                      ADAMS RITE AEROSPACE, INC.


                                      By:      /s/ Gregory Rufus
                                              ---------------------------------
                                               Name:    Gregory Rufus
                                               Title:   Chief Financial Officer




Date: June 11, 2001




























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                                  EXHIBIT INDEX

Exhibit                                     Description
-------                                     -----------
No.
---

2.1 Asset Purchase Agreement, dated as of April 29, 2001, by and between Aviation Acquisition Corporation and Federal-Mogul Ignition Company. (Incorporated herein by reference to Exhibit 2.1 to TransDigm Holdings's Form 10-Q for the period ended March 31, 2001). (File No. 1631079).

3.1 Restated Certificate of Incorporation, filed on May 31, 2001, of TransDigm Holding Company.

4.1 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and
         Qualifications, Limitations and Restrictions Thereof of 16% Cumulative Redeemable Preferred Stock of TransDigm Holding Company.

4.2 Amended and Restated Credit Agreement, dated as of December 3, 1998 and amended and restated as of May 31, 2001, by and among TransDigm Holding Company, TransDigm Inc., various lending institutions party thereto, Credit Suisse First Boston, as Syndication Agent and Bankers Trust Company, as Administrative Agent.

4.3 Investment Agreement, dated as of May 31, 2001, by and between TransDigm Holding Company and First Union Investors, Inc.

99.1     Press Release dated May 31, 2001.